UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) November 17, 2005
                                                        -----------------

                          Ovation Products Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               000-51145                              02-0510323
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       (Commission File Number)            (IRS Employer Identification No.)


            395 EAST DUNSTABLE ROAD
             NASHUA, NEW HAMPSHIRE                             03062
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   (Address of Principal Executive Offices)                 (Zip Code)

                                 (603) 891-3224
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

         On November 17, 2005, Ovation Products Corporation tested a new version of its distiller, which was designed to be the production version and a commercially-viable unit. In day long testing of the new distiller, a progressive series of adjustments increased the output flow of distilled water from 12 gallons per hour to 22 gallons per hour, which is in the targeted range of the new design and is a higher output than achieved from earlier designs that were more than twice the size and weight. The new unit is approximately three feet tall and one foot in diameter - about the size of a fire hydrant. The output water was tested and achieved the purity expected of distilled water. The unit used approximately 54 watt-hours of electricity per gallon of distilled water, and Ovation anticipates that the production units will achieve the design goal of 40 watt-hours per gallon, which translates into an electrical energy cost of approximately $0.004 per gallon.

         Ovation is in the process of releasing parts orders for a pilot run of 11 units. Ovation anticipates that those pilot units will be assembled in the first half of 2006, and may be available for testing by existing and prospective strategic partners in the second quarter of 2006. Ovation anticipates that it will be in commercial production in the third quarter of 2006. Any delays in Ovation's ability to secure funding will have a negative impact on the timeline to reach commercial production.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 22, 2005                Ovation Products Corporation


                                        By: /s/ Robert MacDonald
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                                            Name: Robert MacDonald
                                            Title:   Chief Executive Officer